Rule 17g-1-Bonding of Officers and Employees of
Registered Management Investment Companies

17g-1(g)(1)(ii)(c): Statement showing the amount of the single insured bond which each investment company would have provided and maintained had it not been named as an insured under a joint insured bond


JPMorgan Trust I

$2,500,000

JPMorgan Trust II
2,500,000


Undiscovered Managers Funds
750,000

UM Investment Trust
100,000


JPMorgan Insurance Trust
1,000,000


J.P. Morgan Fleming Mutual Fund Group, Inc.

2,500,000


J.P. Morgan Mutual Fund Group
525,000

J.P. Morgan Mutual Fund Investment Trust
1,000,000


JPMorgan Institutional Trust
2,300,000


Pacholder High Yield Fund, Inc.
525,000


J.P. Morgan Access Multi-Strategy Fund, L.L.C.
600,000

The Premium for JPMorgan Trust I, JPMorgan Trust II,
Undiscovered Managers Funds, UM Investment Trust,
JPMorgan Insurance Trust, J.P. Morgan Fleming Mutual
Fund Group, Inc., J.P. Morgan Mutual Fund Group,
J.P. Morgan Mutual Fund Investment Trust, JPMorgan
Institutional Trust and Pacholder High Yield Fund,
Inc. is paid for the period March 1, 2010 to March 1, 2011.

The Premium for J.P. Morgan Access Multi-Strategy
Fund, L.L.C. is paid for the period August 25, 2010 to March 1, 2011.